                             FORM 8-K


                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549




                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported):   JULY 3, 1996
                                                 ................


                    GREATER COMMUNITY BANCORP
 .................................................................
      (Exact name of registrant as specified in its charter)


   NEW JERSEY                 0-14294             22-2545165
   .................................................................
  (State or other             (Commission         (IRS Employer
  jurisdiction of              File No.)           Identification No.)


              55 UNION BOULEVARD, TOTOWA, NEW JERSEY     07512
      .................................................................
       (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: 201-942-1111
                                                   ..............



 .................................................................
  (Former name or former address, if changed since last report)

  Item 5.  Other Events.

          On July 3, 1996, the Certificate of Incorporation of
Greater Community Bancorp (formerly Great Falls Bancorp) was restated to reflect all amendments to date and to eliminate unnecessary provisions.



Item 7.  Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

          3.1 Certificate of Restatement of Certificate of Incorporation of Greater Community Bancorp with attached Restated Certificate of Incorporation of Greater Community Bancorp, as filed with the New Jersey Secretary of State on July 3, 1996.






                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GREATER COMMUNITY BANCORP
                                   ..............................
                                           (Registrant)


       JULY  11, 1996                   /s/ George E. Irwin
Date .........................     ..............................
                                           (Signature)

                                        GEORGE E. IRWIN
                                        PRESIDENT AND C.O.O.

                                        EXHIBIT 3.1

AS FILED WITH THE NEW JERSEY SECRETARY OF STATE ON JULY 3, 1996


                  CERTIFICATE OF RESTATEMENT OF
                 CERTIFICATE OF INCORPORATION OF
                    GREATER COMMUNITY BANCORP


TO:  Secretary of State
     State of New Jersey


          Pursuant to the provisions of N.J.S.A. 14A:9-5(5) of the New Jersey Business Corporation Act, Greater Community
Bancorp (formerly Great Falls Bancorp), a business corporation of the State of New Jersey, executes the following Certificate of Restatement of its Certificate of Incorporation:

          1.  The name of the corporation is "GREATER COMMUNITY
BANCORP".

          2. The Restated Certificate of Incorporation to which this certificate of restatement is attached merely restates and integrates, but does not substantively amend, the corporation's
Certificate of Incorporation as heretofore amended.

          3. The Restated Certificate of Incorporation to which this Certificate of Restatement is attached was adopted by the corporation's Board of Directors on May 21, 1996.

          4. The Restated Certificate of Incorporation shall become effective on filing with the New Jersey Secretary of State.

     Executed and dated this 22nd day of May, 1996.

                              GREATER COMMUNITY BANCORP


                              By:  /s/ George E. Irwin
                                 George E. Irwin, President

              RESTATED CERTIFICATE OF INCORPORATION

                                OF

                    GREATER COMMUNITY BANCORP

                  (formerly Great Falls Bancorp)

TO:  Secretary of State
     State of New Jersey


     The undersigned hereby certifies as follows in order to restate the certificate of incorporation of Greater Community Bancorp (formerly Great Falls Bancorp), a business corporation of the State of New Jersey, pursuant to N.J.S.A. 14A:9-5(2) and 14A:9-5(4) of the New Jersey Business Corporation Act:

     5.   The name of the corporation is GREATER COMMUNITY
BANCORP.

     6. The purposes for which the corporation is formed are as follows:

          Generally to engage in any activities within the purposes for which corporations may be organized under the New
Jersey Business Corporation Act.

     7. (a) The total number of shares of stock which the corporation shall have authority to issue is Eleven Million (11,000,000) shares, consisting of (1) Ten Million (10,000,000) shares of Common Stock, One Dollar ($1.00) par value per share, all of the same class (hereinafter referred to as the "Common Stock"), and (2) One Million (1,000,000) shares of preferred stock without par value which may be divided into classes and into series within any class or classes as determined by the Board of Directors (hereinafter referred to as the "Preferred Stock").

          (b)(1) The corporation's Common Stock shall be entitled to one vote per share at all annual meetings of shareholders for the election of Directors and at all annual or special meetings of shareholders at which shareholders of the corporation are entitled to vote. Prior to the issuance of any shares of Preferred Stock entitled to vote, the holders of outstanding Common Stock shall be the only shareholders entitled to vote. In the event of the issuance of any shares of Preferred Stock entitled to vote, the relative voting rights of the holders of Common Stock and such other shares shall be as determined by the Board of Directors in amending the Certificate of Incorporation with respect to such Preferred Stock.

          (2) The Board of Directors is authorized to issue shares of Common Stock to such person(s), firm(s), corporation(s) or others, and for such lawful consideration(s), as the Board of Directors shall from time to time determine.

          (3) Prior to the issuance of any shares of Preferred Stock, the holders of outstanding Common Stock shall be entitled to all dividends declared with respect to stock of the corporation, and to all assets of the corporation distributable to shareholders upon liquidation. In the event of the issuance of any shares of Preferred Stock, the relative dividend rights, rights upon liquidation, and other relative rights, preferences and limitations shall be as determined by the Board of Directors in amending the Certificate of Incorporation with respect to such Preferred Stock.

          (c)(1) The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Paragraph 3, to take action as provided herein with respect to the One Million (1,000,000) authorized shares of Preferred Stock. In furtherance and not in limitation of the foregoing general authority of the Board of Directors, which shall be broadly construed to the extent permitted by the New Jersey Corporation Business Act as now in existence or hereafter amended, or any successor statute of like intent applicable to the corporation, the authority of the Board of Directors with respect to the corporation's Preferred Stock shall include determination of the following:

               (A)  The division of shares of Preferred
     Stock into classes, and into series within any class or classes.

               (B) The designation and the number of shares of any class or series. This authority shall include the power to increase the number of shares of any such class or series previously determined by the Board of Directors, and shall include the power to decrease such previously determined number of shares to a number not less than the number of shares then outstanding. Upon any such decrease, the affected shares shall continue as part of the authorized shares and shall have such designation and such relative rights, preferences and limitations as they had before the Board of Directors first acted to include them in such class or series.

               (C)  The relative rights, preferences and
     limitations of the shares of any class or series. This authority shall include, but not be limited to, determination of the following to the extent permitted by law:

                    (i)  The dividend rate on the shares of
          such class, whether dividends shall be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that class or series;

                    (ii)  Whether that class or series shall
          have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights;

                    (iii)  Whether that class or series
          shall have conversion privileges, and, if so, the terms and conditions of such conversion privileges, including whether that class or series is convertible into Common Stock and/or one or more classes or series of Preferred Stock, and further including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

                    (iv)  Whether or not the shares of that
          class or series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                    (v)  Whether that class or series shall
          have a sinking fund for the redemption or purchase of shares of that class or series, and, if so, the terms and amount of such sinking fund;

                    (vi)  The rights of the shares of that
          class or series in the event of a voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that class or series;

                    (vii)  Any other relative rights,
          preferences and limitations of that class or series; and

                    (ix)  to the extent determined by the
          Board of Directors, dividends on any one or more classes or series of outstanding shares of Preferred Stock may be paid or declared and set apart for payment, before any dividends shall be paid or declared and set apart for payment on the Common Stock with respect to the same dividend period.

               (D) This authority shall further include the power to determine relative rights and preferences which are prior or subordinate to, or equal with, the Common Stock and/or shares of any other class or series, whether or not such other shares are issued and outstanding at the time when the Board of Directors act to determine such relative rights and preferences.

          (2) The Board of Directors is authorized to change the designation or number of shares, or the relative rights, preferences and limitations of the shares, of any theretofore established class or series of Preferred Stock no shares of which have been issued.

          (3) In exercising its authority to take action with respect to shares of Preferred Stock, the Board of Directors shall adopt a resolution setting forth its action and stating the designation and number of shares, and the relative rights, preferences and limitations of the shares of each class and series thereby created or with respect to which it has made a determination or change. Before the issuance of any such shares of Preferred Stock, the corporation shall execute and file a Certificate of Amendment to the Certificate of Incorporation of the corporation regarding such action in accordance with N.J.S.A. 14A:7-2(4), as amended, or any successor statute of like intent.

     8.   The corporation's current Registered Office is 55 Union
Boulevard, Totowa, New Jersey 07512. The name of the corporation's current Registered Agent at such Registered Office is Naqi A. Naqvi.

     9. The number of directors of the corporation shall be fixed from time to time by or in the manner provided in the Bylaws, but the number thereof shall never be less than three
(3). The directors shall be divided into three (3) classes, each class to consist, as nearly as may be, of one-third (1/3) of the number of directors then constituting the whole board. The directors in a class to be elected at a given annual meeting shall be elected for a full term of three (3) years to succeed those directors whose terms expire. Each director shall hold office for the term for which such director is elected and until such director's successor shall have been elected and qualified.

     10. Ten (10) persons currently constitute the corporation's current Board of Directors, all currently having an address at 55
Union Boulevard, Totowa, New Jersey 07512. Their names are as follows:

          Marino A. Bramante
          Anthony M. Bruno, Jr.
          C. Mark Campbell
          Robert J. Conklin
          William T. Ferguson
          George E. Irwin
          Joseph A. Lobosco
          John L. Soldoveri
          Alfred R. Urbano
          Charles J. Volpe

     11. A director or officer of the corporation shall not be personally liable to the corporation or its stockholders for damages for breach of any duty owed to the corporation or its stockholders, except that this provision shall not relieve a director or officer from liability for any breach of duty based upon an act or omission (a) in breach of such person's duty of loyalty to the corporation or its stockholders, (b) not in good faith or involving a knowing violation of law, or (c) resulting in receipt by such person of an improper personal benefit. Any repeal or modification of this Article by the stockholders of the corporation or otherwise shall not adversely affect any right or protection of a director or officer of the corporation existing at the time of such repeal or modification.

          IN WITNESS WHEREOF, the undersigned has signed this restated certificate of incorporation this 22nd day of May, 1996.

                              GREATER COMMUNITY BANCORP


                              By:  /s/ George E. Irwin
                                 George E. Irwin, President